FORM 4 UNITED STATES SECURITIES AND EXCHANGE COMMISSION

[X] Check this box if no longer Washington, D.C. 20549 subject to Section 16. Form 4 or STATEMENT OF CHANGES IN BENEFICIAL OWNERSHIP OF Form 5 obligations may SECURITIES continue. See Instruction 1(b).

Filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, Section 17(a) of the Public Utility Holding Company Act of 1935 or Section 30(f) of the Investment Company Act of 1940

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1. Name and Address of Reporting Person * Reed Conner & Birdwell LLC				2. Issuer Name and Ticker or Trading Symbol WHITEHALL JEWELLERS INC [JWL]					5. Relationship of Reporting Person(s) to Issuer (Check all applicable) _____ Director _____ 10% Owner ____ Officer (give title below) ___X__ Other (specify below) Fiduciary of more than 10%
(Last) (First) (Middle) 11111 Santa Monica Blvd, Suite 1700				3. Date of Earliest Transaction (MM/DD/YYYY) 10/7/2005
(Street) Los Angeles, CA 90025 (City) (State) (Zip)				4. If Amendment, Date Original Filed (MM/DD/YYYY)					6. Individual or Joint/Group Filing (Check Applicable Line) _X_ Form filed by One Reporting Person ___ Form filed by More than One Reporting Person
Table I - Non-Derivative Securities Acquired, Disposed of, or Beneficially Owned
1.Title of Security (Instr. 3)	2. Trans. Date	2A. Deemed Execution Date, if any	3. Trans. Code (Instr. 8)		4. Securities Acquired (A) or Disposed of (D) (Instr. 3, 4 and 5)			5. Amount of Securities Beneficially Owned Following Reported Transaction(s) (Instr. 3 and 4)	6. Ownership Form: Direct (D) or Indirect (I) (Instr. 4)	7. Nature of Indirect Beneficial Ownership (Instr. 4)
			Code	V	Amount	(A) or (D)	Price
Common Stock	10/7/2005		S		18100	D	1.29	1,505,507	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		600	D	1.32	1,504,907	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		6500	D	1.31	1,498,407	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		6300	D	1.31	1,492,107	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		1000	D	1.31	1,491,107	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		700	D	1.28	1,490,407	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		200	D	1.28	1,490,207	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		800	D	1.27	1,489,407	I	Fiduciary / Investment Advisor
	Table I - Non-Derivative Securities Acquired, Disposed of, or Beneficially Owned
1.Title of Security	2. Trans. Date	2A. Deemed	3. Trans.		4. Securities Acquired (A)			5. Amount of Securities	6. Ownership Form:	7. Nature of Indirect Beneficial Ownership (Instr. 4)
(Instr. 3)		Execution	Code		or Disposed of (D)			Beneficially Owned	Direct (D) or Indirect
		Date, if any	(Instr. 8)		(Instr. 3, 4 and 5)			Following Reported	(I) (Instr. 4)
			Code	V	Amount	(A) or (D)	Price	Transaction(s) (Instr. 3 and 4)
Common Stock	10/7/2005		S		400	D	1.25	1,489,007	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		100	D	1.25	1,488,907	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		500	D	1.25	1,488,407	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		3000	D	1.26	1,485,407	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		2300	D	1.27	1,483,107	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		2300	D	1.26	1,480,807	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		12,500	D	1.24	1,468,307	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		10,400	D	1.24	1,457,907	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		2,100	D	1.24	1,455,807	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		2,500	D	1.25	1,453,307	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		1,500	D	1.25	1,451,807	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		2,000	D	1.25	1,449,807	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		5,000	D	1.25	1,444,807	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		6,000	D	1.25	1,438,807	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		500	D	1.25	1,438,307	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		7,500	D	1.25	1,430,807	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		10,000	D	1.25	1,420,807	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		10,000	D	1.25	1,410,807	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		9,700	D	1.25	1,401,107	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		20,300	D	1.25	1,380,807	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		3,200	D	1.23	1,377,607	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		300	D	1.23	1,377,307	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		1,000	D	1.22	1,376,307	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		34	D	1.22	1,376,273	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		3,500	D	1.22	1,372,773	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		733	D	1.22	1,372,040	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		733	D	1.22	1,371,307	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		500	D	1.23	1,370,807	I	Fiduciary / Investment Advisor
	Table I - Non-Derivative Securities Acquired, Disposed of, or Beneficially Owned
1.Title of Security	2. Trans. Date	2A. Deemed	3. Trans.		4. Securities Acquired (A)			5. Amount of Securities	6. Ownership Form:	7. Nature of Indirect Beneficial Ownership (Instr. 4)
(Instr. 3)		Execution	Code		or Disposed of (D)			Beneficially Owned	Direct (D) or Indirect
		Date, if any	(Instr. 8)		(Instr. 3, 4 and 5)			Following Reported	(I) (Instr. 4)
			Code	V	Amount	(A) or (D)	Price	Transaction(s) (Instr. 3 and 4)
Common Stock	10/7/2005		S		5,000	D	1.22	1,365,807	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		5,800	D	1.22	1,360,007	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		300	D	1.23	1,359,707	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		1,900	D	1.23	1,357,807	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		1,000	D	1.24	1,356,807	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		1,000	D	1.24	1,355,807	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		6,000	D	1.25	1,349,807	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		5,000	D	1.26	1,344,807	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		3,000	D	1.26	1,341,807	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		5,000	D	1.25	1,336,807	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		1,000	D	1.26	1,335,807	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		2,800	D	1.27	1,333,007	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		900	D	1.27	1,332,107	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		900	D	1.27	1,331,207	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		400	D	1.28	1,330,807	I	Fiduciary / Investment Advisor
Common Stock	10/7/2005		S		4,900	D	1.27	1,325,907	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		100	D	1.23	1,325,807	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		8,600	D	1.23	1,317,207	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		8,000	D	1.24	1,309,207	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		700	D	1.24	1,308,507	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		900	D	1.24	1,307,607	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		400	D	1.24	1,307,207	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		100	D	1.24	1,307,107	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		300	D	1.24	1,306,807	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		1,800	D	1.24	1,305,007	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		400	D	1.24	1,304,607	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		100	D	1.24	1,304,507	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		400	D	1.24	1,304,107	I	Fiduciary / Investment Advisor
	Table I - Non-Derivative Securities Acquired, Disposed of, or Beneficially Owned
1.Title of Security	2. Trans. Date	2A. Deemed	3. Trans.		4. Securities Acquired (A)			5. Amount of Securities	6. Ownership Form:	7. Nature of Indirect Beneficial Ownership (Instr. 4)
(Instr. 3)		Execution	Code		or Disposed of (D)			Beneficially Owned	Direct (D) or Indirect
		Date, if any	(Instr. 8)		(Instr. 3, 4 and 5)			Following Reported	(I) (Instr. 4)
			Code	V	Amount	(A) or (D)	Price	Transaction(s) (Instr. 3 and 4)
Common Stock	10/11/2005		S		500	D	1.24	1,303,607	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		1,400	D	1.24	1,302,207	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		5,000	D	1.24	1,297,207	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		3,500	D	1.24	1,293,707	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		600	D	1.24	1,293,107	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		300	D	1.24	1,292,807	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		600	D	1.24	1,292,207	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		3,000	D	1.24	1,289,207	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		4,000	D	1.24	1,285,207	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		5,000	D	1.24	1,280,207	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		2,000	D	1.22	1,278,207	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		1,000	D	1.22	1,277,207	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		2,000	D	1.22	1,275,207	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		9	D	1.22	1,275,198	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		300	D	1.22	1,274,898	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		91	D	1.22	1,274,807	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		17,600	D	1.22	1,257,207	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		100	D	1.22	1,257,107	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		600	D	1.23	1,256,507	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		6,300	D	1.23	1,250,207	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		100	D	1.23	1,250,107	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		1,000	D	1.23	1,249,107	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		9,000	D	1.23	1,240,107	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		400	D	1.27	1,239,707	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		200	D	1.27	1,239,507	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		3,000	D	1.27	1,236,507	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		3,000	D	1.27	1,233,507	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005		S		3,600	D	1.27	1,229,907	I	Fiduciary / Investment Advisor
Table I - Non-Derivative Securities Acquired, Disposed of, or Beneficially Owned
1.Title of Security	2. Trans. Date	2A. Deemed	3. Trans.	4. Securities Acquired (A)	5. Amount of Securities	6. Ownership Form:	7. Nature of Indirect Beneficial Ownership (Instr. 4)
(Instr. 3)	Execution	Code	or Disposed of (D)	Beneficially Owned	Direct (D) or Indirect
Date, if any	(Instr. 8)	(Instr. 3, 4 and 5)	Following Reported	(I) (Instr. 4)
Code	V	Amount	(A) or (D)	Price	Transaction(s) (Instr. 3 and 4)
Common Stock	10/11/2005	S	400	D	1.27	1,229,507	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005	S	7,000	D	1.27	1,222,507	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005	S	1,000	D	1.27	1,221,507	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005	S	500	D	1.27	1,221,007	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005	S	2,500	D	1.27	1,218,507	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005	S	2,000	D	1.27	1,216,507	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005	S	600	D	1.27	1,215,907	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005	S	400	D	1.27	1,215,507	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005	S	1,000	D	1.27	1,214,507	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005	S	2,600	D	1.27	1,211,907	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005	S	400	D	1.28	1,211,507	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005	S	8,500	D	1.28	1,203,007	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005	S	16,000	D	1.25	1,187,007	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005	S	500	D	1.28	1,186,507	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005	S	25,000	D	1.27	1,161,507	I	Fiduciary / Investment Advisor
Common Stock	10/11/2005	S	4,300	D	1.22	1,157,207	I	Fiduciary / Investment Advisor
Table II - Derivative Securities Beneficially Owned ( e.g. , puts, calls, warrants, options, convertible securities)
1. Title of Derivate	2.	3. Trans.	3A.	4. Trans.	5. Number of	6. Date Exercisable	7. Title and Amount of Securities	8. Price of	9. Number of	10.	11. Nature
Security (Instr. 3)	Conversion or Exercise Price of Derivative Security	Date	Deemed Execution Date, if any	Code (Instr. 8)	Derivative Securities Acquired (A) or Disposed of (D) (Instr. 3, 4 and 5)	and Expiration Date	Underlying Derivative Security (Instr. 3 and 4)	Derivative Security (Instr. 5)	derivative Securities Beneficially Owned Following	Ownership Form of Derivative Security: Direct (D)	of Indirect Beneficial Ownership (Instr. 4)

Date Exercisable	Expiration Date	Title	Amount or Number of Shares	Reported Transaction(s)	or Indirect (I) (Instr.
Code	V	(A)	(D)	(Instr. 4)	4)

Explanation of Responses:

(1) Represents shares withheld to satisfy tax withholding obligations in connection with the vesting of restricted stock.

Reporting Owners
Reporting Owner Name / Address	Relationships
	Director	10% Owner	Officer	Other
Reed Conner & Birdwell LLC 11111 Santa Monica Boulevard Suite 1700 Los Angeles, CA 90025		X

Signatures

/s/ Daniele Beasley, Chief Compliance 10/11/2005 Officer

**

Signature of Reporting Person Date

Reminder: Report on a separate line for each class of securities beneficially owned directly or indirectly.

*	If the form is filed by more than one reporting person, see Instruction 4(b)(v).
**	Intentional misstatements or omissions of facts constitute Federal Criminal Violations. See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).
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